UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025

WEREWOLF THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40366	82-3523180
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Talcott Ave, 2nd Floor
Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 952-0555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOWL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Werewolf Therapeutics, Inc. (the “Company”) is saddened to report that Dr. Alon Lazarus, Ph.D., a member of the Company’s Board of Directors (the “Board”), passed away on September 30, 2025. Dr. Lazarus joined the Company’s Board in August 2019 and served as Chair of the Compensation Committee and as a member of the Audit Committee. The Company is grateful for Dr. Lazarus’s dedication and service to the Company and recognize his unique insights and ardent support of the Company. The Company’s management and Board extend their sincerest condolences to Dr. Lazarus’s family.

Dr. Lazarus’s death reduced the number of directors currently serving on the Company’s Audit Committee to two, rendering the Company noncompliant with Rule 5605(c)(2) of the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), which requires that the Audit Committee of a Nasdaq-listed company have at least three members, each meeting independence and certain other criteria.

On October 2, 2025, the Company notified Nasdaq of the resulting non-compliance with Nasdaq listing rules caused by Dr. Lazarus’s passing. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2), which cure period will expire upon the earlier of the Company’s next annual meeting of stockholders or September 30, 2026.

The Company also informed Nasdaq that the Board plans to regain compliance with the listing rules at its earliest opportunity by appointing an additional independent director of the Company to fill the vacancy on the Company’s Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEREWOLF THERAPEUTICS, INC.

Date: October 6, 2025	By:	/s/ Timothy W. Trost
Timothy W. Trost
Chief Financial Officer and Treasurer